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                             NON-COMPETE AGREEMENT
                             ---------------------


                THIS NON-COMPETE AGREEMENT ("Agreement") is entered into by and between NCS HEALTHCARE, INC., a Delaware corporation (which for purposes of this Agreement, together with all of its subsidiaries, will be referred to as "NCS"), and FRANCIS J. CASSIDY, an individual and licensed pharmacist ("Cassidy").

                                  RECITALS;
                                  --------

                A. As a shareholder of Uni-Care Health Services, Inc. and Uni-Care Health Services of Maine, Inc. (collectively, the "Company"), Cassidy has obtained valuable knowledge and experience pertaining to the Company's business of proving pharmaceuticals, drugs, biologicals, IV's, medical devices, durable medical equipment and other health or medical supplies and related services to nursing homes, other institutional care facilities and individuals residing in such facilities.

                B. NCS is acquiring all of the stock of the Company, including shares held by Cassidy, pursuant to a Stock Purchase Agreement, dated as of May 15, 1996 (the "Stock Purchase Agreement"), by and among NCS, Cassidy and others.

                C. As a condition to such acquisition, NCS and Cassidy desire to enter into an agreement to provide for a prohibition on his disclosing confidential information of, competing against or otherwise interfering with the Company.

                In consideration of and in reliance upon the covenants, obligations and agreements herein contained, NCS and Cassidy hereby agree as follows:

                1. NON-DISCLOSURE OF PROPRIETARY AND CONFIDENTIAL INFORMATION. Cassidy covenants that he shall not, at any time during the duration of this Agreement and at any time thereafter, disclose, communicate or divulge to, or use for his personal benefit or for the benefit of, directly or indirectly, any person, firm, association, partnership or corporation other than the Company and its representatives, any private, confidential or proprietary information. For purposes of this Agreement, the terms "private," "confidential" and "proprietary" information mean and include any and all information relating to the terms and conditions of this Agreement, the Stock Purchase Agreement or the transactions contemplated thereby, and any and all information belonging to, used by, or which is in the possession of the Company relating to the Company's business, products, services, strategies, pricing, customers, representatives, suppliers, distributors, technology, programs, finances, costs, employee compensation, marketing plans, developmental plans, computer software (including all operating system and systems application software), inventions, developments or trade secrets, all to the extent such information is not intended by the Company to be disseminated to the public or to other participants in the Company's trade

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or business or is otherwise not generally known to competitors of the Company.
Cassidy acknowledges that all of the private, confidential and proprietary information is and shall continue to be the exclusive proprietary property of the Company, whether or not prepared in whole or in part by Cassidy and whether or not disclosed to or entrusted to the custody of Cassidy. Cassidy further covenants that upon termination of his relationship with the Company, Cassidy shall immediately turn over to the Company all originals and copies of correspondence, letters, papers, reports, disks, lists and each and every writing or record in the possession or control of Cassidy and pertaining to the business of the Company. Cassidy further agrees that the Company shall be entitled to all legal and equitable remedies for violation of this Section.

        Notwithstanding the foregoing, with respect to information, the terms "private," "confidential" and "proprietary" shall not include any of the following:

                (a) Such information that was a part of the public domain prior to the date of this Agreement;

                (b) Such information that became or becomes part of the public domain not due to some unauthorized act or omission of Cassidy; or

                (c) Such information that is obtained from a third party who is lawfully in possession of the same and did not obtain it from the Company.



        Notwithstanding the foregoing, Cassidy may disclose private, confidential or proprietary information as required by law or in the event of subpoena; provided, that Cassidy gives written notice to NCS prior to any proposed disclosure, if permitted by law.

        2.      RESTRICTIVE COVENANT; NON-SOLICITATION.

                (a) Cassidy acknowledges and agrees that in the course of performing services for the Company he has become acquainted with and has learned about the affairs of the Company, its officers and employees, its services, products, business practices, financial condition, operations, programs, "know-how," procedures, customers, the needs and requirements of its customers, trade secrets and other private, confidential or proprietary information that the Company has or will acquire at its cost and expense, and has and will continue to develop business relationships with the Company's clients, potential clients and its suppliers. Therefore, as an essential ingredient in consideration of this Agreement, Cassidy hereby agrees that in addition to any other obligations or duties he owes to the Company, that until the fifth anniversary of this Agreement, Cassidy will not, without the express, written consent of the Company, directly or indirectly, whether as an individual, Employee, sole proprietor, principal, owner, partner, shareholder (except as a holder of one percent (1%) or less of any class of outstanding securities listed on any national securities exchange or actively traded in an over-the-counter market), officer,

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        director, trustee, administrator, manager, agent, consultant, independent contractor, formal or informal advisor or by or through the lending of any form of assistance;

                (i) Engage in any business activities competitive with the Business of the Company (hereinafter defined), its successors and assigns; or

                (ii) Offer or endeavor to offer any goods or services the Company provided or any goods or services substantially similar to those of the Company at the time of termination of Cassidy's relationship with the Company (or its successors or assigns); or

                (iii) Within the states of New Hampshire, Massachusetts, Maine, Vermont, Connecticut, New York Ohio, Pennsylvania, Indiana, Michigan, Illinois, Missouri, Wisconsin, Minnesota and Iowa offer or endeavor to offer any goods or services the Company provided or any goods or services substantially similar to those of the Company at the time of termination of Cassidy's relationship with the Company (or its successors or assigns); or

                (iv) Compete with the Company for the business of any customer or a potential customer of the Company with whom Cassidy had contact during his relationship with the Company that involves the same or substantially similar goods or services as those for which Cassidy was directly or indirectly responsible at the time of termination of Cassidy's relationship with the Company (or its successors or assigns); or

                (v) Solicit, divert or take away or attempt to solicit, divert or take away any business of the Company with anyone who is a customer of the Company at the time of the termination of Cassidy's relationship with the Company (or its successors or assigns); or

                (vi) Solicit, take away, hire, employ or attempt to solicit, take away, hire or employ any of the Employees of the Company (or its successors or assigns).

                For purposes of this Agreement, the "Business of the Company" is defined to include the sale of pharmaceuticals, pharmacy and medical devices, supplies and equipment, IV's and related products to nursing homes and/or other long-term care facilities, which offer skilled, intermediate and/or assisted living care.

                (b) Notwithstanding the foregoing, nothing herein shall prevent Cassidy from engaging in the sale of pharmaceuticals, pharmacy and medical devices, supplies and equipment, IV's and related products in a retail setting, by mail order, to a group home or in the course of offering of home health services, including nursing care. Company

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        acknowledges that Cassidy is significantly involved in the retail pharmacy and medical supply/home health businesses.

                3. INJUNCTIVE RELIEF. Cassidy recognizes that a breach or threatened breach by Cassidy of this Agreement will cause irreparable injury to the Company that is inadequately compensable in damages and, as a result, the Company will not have an adequate remedy at law to redress such injury. Therefore, in the event Cassidy threatens to violate or violates any provision of this Agreement, Cassidy agrees that in addition to its other remedies, the Company shall be entitled to injunctive relief including, but not limited to, temporary restraining orders and/or preliminary or permanent injunctions to restrain or enjoin any violation or threatened violation of this Agreement.

                4. ENFORCEMENT AND SURVIVAL OF NON-PIRACY AND NON-COMPETE COVENANTS AND-NON-DISCLOSURE AND CONFIDENTIALITY PROVISIONS. The provisions of Sections 1, 2 and 3 and the other associated provisions of this Agreement shall survive the termination of this Agreement. It is understood and agreed that the restrictions set forth in Sections 1 and 2 herein were bargained for by the Company as a material term under the Stock Purchase Agreement.

                Notwithstanding anything herein to the contrary, Cassidy understands and expressly consents and agrees that (a) a change in ownership of the Company could occur or (b) the Company may sell or otherwise transfer substantially all of its operating assets of its business to a third party and, as part of such sale, assign the Company's rights and obligations hereunder to such third party purchaser. In either such event, Cassidy acknowledges and agrees that the provisions regarding non-disclosure, non-piracy and non-competition contained herein shall be enforceable by such new owner(s) through the Company or a third party purchaser/assignee.


                5.       MISCELLANEOUS PARAGRAPHS.

                         (a) EXTENSION OF RESTRICTIVE COVENANTS. If a court of competent jurisdiction finds that Cassidy has violated any of the restrictions or covenants set forth in Section 2 of this Agreement, then the parties agree that the period of all restrictions and covenants set forth in Section 2 automatically shall be extended by the number of days that the court determines Cassidy to have been in violation of such restriction or covenant.

                         (b) REASONABLENESS OF TERMS; SEVERABILITY. Both NCS and Cassidy stipulate and agree that covenants and other terms contained in this Agreement are reasonable in all respects, including time period, geographical area and scope of restricted activities, and that the restrictions contained herein are designed to protect the Company's business and ensure that Cassidy does not engage in unfair competition with the Company. In the event that any provision, term or restriction of this Agreement (or portion thereof) shall be held invalid, illegal or otherwise unenforceable in any respect, such provision, term or

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       restriction (or portion thereof) shall be modified or, if necessary, severed and the balance of this Agreement shall continue in full force and effect.

                (c) NOTICES. All notices or other communications hereunder shall not be binding on either party hereto unless in writing, and delivered to the other party hereto at the following address:

        If to NCS:              NCS HEALTHCARE, INC.
                                3201 Enterprise Parkway, Suite 220
                                Beachwood, Ohio 44122
                                Attn: President

        If to Cassidy:          Francis J. Cassidy
                                216 Dover Point Road
                                Dover, New Hampshire 03820

                Notices shall be deemed duly delivered upon hand delivery thereof at the above addresses or two days after deposit thereof in the United States mails, postage prepaid, certified or registered mail. Either party may change its address for notice by delivery of written notice thereof in the manner provided.

                (d) WAIVER. Failure of any party hereto to insist upon strict compliance with any of the terms, covenants and conditions hereof shall not be deemed a waiver or relinquishment of any similar right or power hereunder at any subsequent time.

                (e) BINDING AGREEMENT. This Agreement shall be binding upon and inure to the benefit of NCS, its successors or assigns, and Cassidy and his heirs, executors, administrators, and legal representatives. Cassidy shall not have any right to anticipate, alienate or assign any of his rights or obligations under this Agreement, and any effort to do so shall be null and void.

                (f)      ENTIRE  AGREEMENT;  AMENDMENT.    THE  PARTIES  HERETO
       ACKNOWLEDGE THAT THEY HAVE READ THIS AGREEMENT, UNDERSTAND IT, AND AGREE TO BE BOUND BY ITS TERMS. The parties further acknowledge this Agreement together with the Stock Purchase Agreement to be the complete and final understanding between them, superseding any and all other contracts or proposals, oral or written, and any and all other communications between them relating to the subject matter of this Agreement. Except as provided herein, this Agreement cannot be amended, modified or supplemented in any respect except by a subsequent written agreement entered into by the parties.

                (g) EFFECTIVE DATE. Upon execution by the parties, this Agreement shall be deemed effective as of May 15, 1996.

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        INTENDING TO BE LEGALLY BOUND, the parties or their duly authorized representatives have signed this Agreement.

                                        NCS HEALTHCARE, INC.,
                                        a Delaware corporation


                                 By: /s/ Kevin B. Shaw
                                     -------------------------------

                                 Its:         CEO
                                     -------------------------------

                                                "NCS"

                                        /s/ Francis J. Cassidy
                                     -------------------------------
                                     Francis J. Cassidy


                                                "Cassidy"


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